Summary Prospectus	March 1, 2020
AMG Managers LMCG Small Cap Growth Fund

Class N: ACWDX	Class I: ACWIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated March 1, 2020, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.20%	None
Other Expenses[1]	0.37%	0.37%
Total Annual Fund Operating Expenses	1.47%	1.27%
Fee Waiver and Expense Reimbursements[2]	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.30%	1.10%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.03% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either
(i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$132	$448	$787	$1,743
Class I	$112	$386	$681	$1,519
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

SUM086-0320

AMG Managers LMCG Small Cap Growth Fund SUMMARY PROSPECTUS

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Fund currently defines small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Growth Index (between $44.1 million and $5.859 billion as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2019)). The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. LMCG Investments, LLC, the subadviser to the Fund (“LMCG” or the “Subadviser”), seeks to achieve above average risk-adjusted returns by identifying unrecognized growth potential. The Subadviser utilizes a fundamental bottom-up security selection process to identify characteristics such as: revenue growth, margin expansion, surprise potential and strong balance sheets. The focus of the fundamental research process is to evaluate whether growth may be durable and sustainable, as well as to conduct due diligence on the key drivers identified by the Subadviser for each security. The final step in the process applies a valuation framework to each security that meets the criteria of the fundamental research process.
The Fund may invest in initial public offerings (“IPOs”), real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), foreign securities through depositary receipts, and mid-cap stocks, including companies with a market capitalization up to $10 billion at the time of acquisition.
To seek to manage risk, the Subadviser limits position sizes, employs a strategy of diversification, and adheres to a structured sell discipline based on fundamental drivers and company valuations.
The Subadviser’s investment process may result in high portfolio turnover.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology and healthcare sectors may comprise a significant portion of the Fund's portfolio.  The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.  Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.
Exchange-Traded Note Risk—the value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund bears any fees and expenses associated with investment in ETNs. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

2	AMG Funds

AMG Managers LMCG Small Cap Growth Fund SUMMARY PROSPECTUS

High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index.  As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.  As of February 17, 2012, LMCG became the subadviser to the Fund.  Performance prior to that date reflects the performance of a previous subadviser.  However, Mr. Morey has served as the Fund's Portfolio Manager since the Fund's inception.  To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 20.17% (1st Quarter 2019)
Worst Quarter: -27.36% (3rd Quarter 2011)
Average Annual Total Returns as of 12/31/19
AMG Managers LMCG Small Cap Growth Fund	1 Year	5 Years	Since Inception
Class N Return Before Taxes	20.24%	4.75%	9.73% [1]
Class N Return After Taxes on Distributions	20.24%	4.75%	8.68% [1]
Class N Return After Taxes on Distributions and Sale of Fund Shares	11.98%	3.69%	7.42% [1]
Class I Return Before Taxes	20.53%	4.98%	7.94% [2]
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	12.39% [1]
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	10.57% [2]
[1]	Class N and Index performance shown reflects performance since the inception date of the Fund's Class N shares on November 3, 2010.
[2]	Class I and Index performance shown reflects performance since the inception date of the Fund's Class I shares on June 1, 2011.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
LMCG Investments, LLC
Portfolio Manager
Andrew Morey, CFA
Lead Portfolio Manager for small and
small/mid-cap growth investment strategies at LMCG;
Portfolio Manager of the Fund since 11/10.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000

AMG Funds	3

AMG Managers LMCG Small Cap Growth Fund SUMMARY PROSPECTUS

Additional Investment Minimum
Class N and Class I (all accounts):  $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds